UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
Date of Report (Date of Earliest Event Reported)
December 10, 2007
General Growth Properties, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11656	42-1283895

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
110 N. Wacker Drive, Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)
(312) 960-5000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.
On December 10, 2007, General Growth Properties, Inc. (“GGP”) issued a press release announcing an update to previously provided Core Funds From Operations guidance per share for 2007 and certain land impairment charges. A copy of such information is being furnished as Exhibit 99.1 to this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits

Exhibit No.	Description

99.1	Press release titled “General Growth Properties Provides Updated 2007 Core FFO Guidance and Announces Land Impairment Charges” (furnished herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.
	By:	/s/ Bernard Freibaum
Bernard Freibaum
Date: December 10, 2007		Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Name

99.1	Press release titled “General Growth Properties Provides Updated 2007 Core FFO Guidance and Announces Land Impairment Charges” (furnished herewith).